Keystone Precious Metals Holdings, Inc.
Seeks capital appreciation primarily from investments in gold-oriented or other precious metal and minerals companies.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Precious Metals Holdings, Inc. for the six-month period which ended August 31, 1995.

Performance

Your Fund produced a total return of 22.28% for the six-month period. For the same period, the Financial Times Gold Mines Index returned 13.99%. An increase in the price of gold during March and April coincided with the start of the six-month period and is reflected in your Fund's strong return. Firm demand for gold contributed to a rally in Australian and North American gold stocks during the summer.

Maintaining a Consistent Strategy

We understand that mining can be a risky business, and make it a priority to moderate those risks. We concentrate on gold mining companies that are well established and have good track records. We also look for long-lived reserves, proven operating reputations and good exploration programs to plan for future growth. By selecting companies that meet these criteria, we believe we can moderate the volatility that is frequently associated with these stocks.

Market Overview

The price of gold increased from its six-month low at the beginning of the period, but failed to break out of its trading range, roughly between $375 and $395 an ounce. A lack of concern about inflation in the US and other industrialized countries diminished gold's value as an inflation hedge. However, improved economics worldwide helped increase jewelry demand for the metal. Demand for gold bullion was especially strong in the Far East which helped the performance of gold stocks. Investor demand remained weak.

New Fund Manager

We are pleased to introduce John Madden, your Fund's new portfolio manager. Mr. Madden joined Keystone Investments last year and brings with him more than 30 years experience managing both domestic and foreign investments. He was previously involved in the management of a portfolio similar to that of Keystone Precious Metals Holdings, Inc., with an emphasis on precious metals, natural resources and energy. Mr. Madden is committed to building upon your Fund's competitive long-term track record. He intends to manage the Fund in the style established by Frederick G.P. Thorne of Harbor Capital Management Company, Inc., who has been involved in the Fund's management since its founding in 1974.

   Keystone will continue to rely on the research capabilities and experience of Mr. Thorne and Harbor Capital, with its outstanding reputation in managing precious metals portfolios. We believe this combination of talents should enhance the management of your Fund. This change is also consistent with Keystone's long-term strategic goal to strengthen its global investment management expertise.

                                --continued--

Keystone Precious Metals Holdings, Inc.

Looking Ahead

With growing demand and only modest increases in production, we believe the market outlook for gold is quite positive. Central bank sales of gold are diminishing, and we expect global jewelry demand to remain high. Under this scenario, even a slight increase in the price of gold could have positive effects on the profitability of the mining companies in your Fund's portfolio in our opinion. Gold stocks continue to offer investors a long-term hedge against potential inflation and currency uncertainties, and remain an essential component of a broadly-diversified investment strategy.

We appreciate your continued support of Keystone Precious Metals Holdings, Inc. We encourage you to write to us with any questions or comments about your Keystone investment.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

October 1995
                       [photo of Albert H. Elfner, III]
                            Albert H. Elfner, III

                         [photo of George S. Bissell]
                              George S. Bissell

                               A Discussion With
                               Your Fund Manager

[photo of John C. Madden, Jr.]

John C. Madden, Jr. is a vice president and senior portfolio manager of Keystone Precious Metals Holdings, Inc. and Keystone Strategic Development Fund. A Chartered Financial Analyst, Mr. Madden has more than 30 years of experience in investment research and management, specializing in precious metals, natural resources and energy. He holds a BA from Yale University.

Q What is the Fund's investment philosophy?

A The objective of the Fund is to seek price appreciation from investments in gold-oriented or other precious metal and minerals companies. As a sector fund, it is prone to greater price volatility than more diversified investments. However, we use a relatively conservative strategy in an effort to mitigate the inherent volatility. Our emphasis tends to be on companies with proven, long-lived reserves and growing production that can add value to the portfolio even when the price of gold is relatively unchanged, as it has been recently. This is the way the Fund has been run for years by Harbor Capital Management, and we believe it is a philosophy that offers excellent potential to the Fund's shareholders.

Q How were supply and demand during the period?

A The supply-demand dynamic is quite positive right now, despite relatively low inflation and low interest rates in the US and other industrialized countries. For several years, worldwide jewelry demand has substantially exceeded the annual mined production of gold. The gap has been filled by several sources, notably scrap supply, sales from central banks, and forward sales by producers. This has kept supply and demand in balance and contributed to a stable gold price. When central bank sales taper off, we expect supply to tighten. Demand from jewelry fabricators remains strong. Long-term, we believe this is a favorable combination for gold stocks.

Q How were the Fund's investments allocated?

A We decreased our exposure to South African gold stocks early in the period and increased North American and Australian holdings. The strong returns in North American and Australian gold stocks helped Fund performance. South African gold stocks weakened during the period, but we believe the bottom has been reached in that market. We have recently added to our South African holdings.

Q What is your outlook for the gold market?

A We continue to believe that there is room for growth, both in gold price and in gold mining stocks. We had a nice run this year after a rocky start.
We
--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks capital appreciation primarily from investments in gold-oriented or other precious metal and minerals companies.
Commencement of investment operations: June 5, 1972
Net assets: $200 million
Newspaper listing: PrecMtl
--------------------------------------------------------------------------------

Keystone Precious Metals Holdings, Inc.

continue to be cautiously optimistic and expect that prices should move higher over time. The price of gold typically responds to political and economic worry factors. Those worries have been relatively mild over the past six months, particularly with the American economy getting back on track and the continuation of low inflation in the US. Many of the best gold mining companies continue to improve their operations and expand reserves, which should put them in a good position when gold prices eventually rise.

Asset Allocation
(as a percentage of portfolio assets)

                2/28/95    5/31/95   8/31/95
--------------------------------------------
North America      40%       49%        45%
--------------------------------------------
South Africa       33%       25%        26%
--------------------------------------------
Australia          23%       24%        27%
--------------------------------------------
Other               4%        2%         2%
--------------------------------------------


Q Please describe some of the Fund's largest holdings.

A Our largest Australian holding, Plutonic Resources, is a remarkable success story. Discovered in 1988 and brought on stream in 1990, the Plutonic mine will pour its millionth ounce some time this year. Meanwhile, the geology has continued to improve and new reserves have been uncovered. When operations move underground during the next few years, output will more than double. This plus several acquisitions mean that Plutonic will be producing more than 600,000 ounces annually five years from now compared to 350,000 ounces in 1995.

   Our largest US holding is Pioneer Group whose Teberebie mine in Ghana produces over 200,000 ounces of low cost gold annually with considerable room for expansion. The rest of the company's operations--primarily mutual funds in the US and Europe--are also proceeding satisfactorily. The stock has done well, but we believe the assets are still undervalued by the marketplace.

   The largest South African holding is Western Areas Gold, one of the few companies in that country with prospects for rising output from growing reserves. Its merger with South Deep Exploration earlier this year

--------------------------------------------------------------------------------
Update on South Africa

The political situation in South Africa continues to evolve, and we are monitoring it carefully. While there are no clear signs as to who might succeed Nelson Mandela, this change is still several years away. The South African economy is fairly strong and continues to benefit from more open trading policies. Mining companies are beginning to expand to take advantage of opportunities in other African countries, which could ultimately have a positive effect on stock prices.

Talks between gold mining companies and the national union of miners have been progressing well. The key issues--the companies' desire for a seven-day work week and miners' demands for higher pay--are likely to result in both increased productivity and higher employment levels. The resolution of these questions would also eliminate one level of uncertainty in the investment climate. Prices of South African gold mining stocks have declined in the past year, but we believe that improving political and labor conditions may strengthen the market.
--------------------------------------------------------------------------------

resulted in ownership of the largest unmined reserve in the world: 60 million ounces. At full production, some time after the end of the decade, Western Areas Gold will become one of the major producers in that country.

Q Usually, gold prices respond well to international crises, but that correlation has not been strong in recent years. What is the benefit of investing in a gold fund?

A The yearly price of gold hasn't averaged more than $400 since the mid-1980s, but funds investing in gold mining stocks have had some very strong years in the past decade. Stocks tend to outperform the

Your Fund's Performance
Growth of an investment in
Keystone Precious Metal Holdings, Inc.
[Mountain graph]

           Initial         Reinvested
Date      Investment     Distributions
----      ----------     -------------
8/85        10000             10000
8/86        10242             10632
8/87        21870             23213
8/88        14132             16111
8/89        14457             16805
8/90        13689             16167
8/91        12037             14331
8/92        12571             15079
8/93        18765             22586
8/94        20893             25197
8/95        19700             23828

A $10,000 investment in Keystone Precious Metals Holdings, Inc. made on August 31, 1985 with all distributions reinvested was worth $23,828 on August 31, 1995. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

metal because of their leverage and sensitivity to factors other than the price of gold. The nature of this market is that it can move up or down quickly in the short-term, so we think the best way to enjoy the benefit of a rising market is to maintain a long-term investment. Precious metals are an important component of a diversified portfolio and have the potential to provide a significant hedge against inflation, when it heats up again.

World Gold Supply and Demand
January 1 - June 30
in metric tonnes
                                        1994    1995
----------------------------------------------------
Supply: mine production                1,116   1,110
----------------------------------------------------
Demand: jewelry consumption            1,147   1,391
----------------------------------------------------

Supply declined 1% while demand increased 21% during the first half of 1995 compared to the same period in 1994.

Source: ORD Minnet, GFMS.


Six-Month Performance as of August 31, 1995
-------------------------------------------------------
Total return*                                22.28%
Net asset value                 2/28/95     $19.30
                                8/31/95     $23.60
Dividends                                    None
Capital gains                                None

*Before deducting contingent deferred sales charge (CDSC).


Historical Record as of August 31, 1995
-------------------------------------------------------
Cumulative total return          If you     If you did
                                redeemed     not redeem
1-year                           -8.26%        -5.43%
5-year                           47.39%        47.39%
10-year                         138.28%       138.28%
Average annual total return
1-year                           -8.26%        -5.43%
5-year                            8.07%         8.07%
10-year                           9.07%         9.07%

   The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone Precious Metals Holdings, Inc.

                                 Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

SCHEDULE OF INVESTMENTS--August 31, 1995
(Unaudited)
                                                 Number        Market
                                               of Shares       Value
========================================================================
COMMON STOCKS (98.4%)
GOLD MINING (68.0%)
 Bolivar Goldfields Ltd. (a)                     250,000    $    297,841
 Beatrix Mines Ltd                               100,000         882,039
 Cameco Corp                                      50,000       1,563,663
 Delta Gold NL (a)                             1,200,000       2,589,279
 De Beers Cons Mines Ltd                          45,000       1,155,938
 Euro-Nevada Mining Ltd.                         400,000      15,487,714
 Franco-Nevada Mining Corp. Ltd.                 130,000       8,385,145
 Free State Consolidated Gold Mines Ltd. ADR     340,000       3,995,000
 Goldcorp Inc.                                   300,000       3,043,559
 Golden Shamrock (a)                           7,000,000       4,841,741
 Impala Platinum Holdings ADR                    160,000       4,111,904
 Kinross Gold Corp. (a)                          950,000       7,718,750
 Loraine Gold Mines Ltd. ADR (a)                 670,000       2,564,425
 Newmont Gold Co                                 140,000       5,810,000
 Newcrest Mining                               2,235,400       9,781,241
 Newmont Mining Corp.                            225,000       9,787,500
 North Flinders Mines                            900,000       5,074,806
 Orion Resources (a)                           1,000,000       1,052,553
 Orvana Minerals Corp. (a)                       275,000         972,636
 Perilya Mines NL (a)                          3,500,000       1,763,025
 Plutonic Resources NL                         2,200,000      10,254,868
 Prime Resources Group Inc. (a)                  425,000       3,401,899
 Ranger Minerals NL (a)                        1,050,000       2,439,290
 Ross Mining Nl                                2,048,100       1,586,003
 Santa Fe Pacific Gold Corp. (a)                 200,000       2,425,000
 Sons of Gwalia Ltd                              500,000       2,488,535
 Target Exploration (a)                        1,135,000       2,405,779
 TVX Gold Inc. (a)                               200,000       1,450,000
 Vaal Reefs Exploration & Mining Ltd. ADR        500,000       3,500,000
 Vengold Inc.                                    858,000       1,260,188
 Western Areas Gold Mining Ltd. ADR              811,465      12,701,052
 Wiluna Mines Ltd. (a)                         1,000,000       1,037,516
------------------------------------------------------------------------
                                                             135,828,889
------------------------------------------------------------------------
METALS & MINING (29.5%)
 Acacia Resources (a)                          3,500,000       6,710,022
 Argentina Gold Corp. (a)                        400,000         967,982
 Ashant Goldfield                                335,000    $  6,951,250
 Barrick Gold Corp. (a)                          350,000       8,881,250
 Driefontein Consolidated Ltd. ADR               245,000       3,644,375
 Elandsrand Gold Mining Ltd. ADR                 300,000       1,640,370
 Harmony Gold Mining Ltd. ADR (a)                200,000       1,804,420
 Middle Witwatersrand ADR                        250,000       2,153,000
 Mount Edon Gold Mines Ltd.                      500,000       1,187,881
 Pioneer Group Inc.                              360,000      10,237,500
 Randgold & Exploration                        1,200,000       4,348,658
 Repadre Capital Corp. (a)                       200,000         595,681
 Rustenburg Platinum Holdings Ltd. ADR           150,000       3,424,305
 Stillwater Mining Company (a)                   300,000       6,506,250
------------------------------------------------------------------------
                                                              59,052,944
------------------------------------------------------------------------
OTHER MINING & INDUSTRIAL (0.9%)
 Redstone Resources Inc.                         650,000       1,790,767
------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost--$159,682,271)                                      196,672,600
========================================================================
WARRANTS (0.1%)
 Vengold Inc.                                    429,000         239,575
------------------------------------------------------------------------
                                                  Par
                                                 Value
========================================================================
FIXED INCOME (1.4%)
OTHER MINING & INDUSTRIAL (1.4%)
 Target Exploration, 11.250%, 01/01/97
  (Cost--$1,165,066)                   SA Rand 1,165,066      2,866,286
------------------------------------------------------------------------
TOTAL INVESTMENTS
 (Cost--$160,847,337)                                        199,778,461
========================================================================
INVESTMENTS IN WHOLLY-OWNED
UNCONSOLIDATED FOREIGN SUBSIDIARY (0.4%)
 Precious Metals (Bermuda) Ltd.                                  733,099
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITES--
  NET (-0.3%)                                                   (562,397)
------------------------------------------------------------------------
NET ASSETS (100.0%)                                         $199,949,163
========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

See Notes to Schedule of Investments.

Keystone Precious Metals Holdings, Inc.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                         Six Months                              Year Ended
                                           Ended        --------------------------------------------------------------------
                                         August 31,     Feb. 28,      Feb. 28,       Feb. 28,       Feb. 29,       Feb. 28,
                                              1995(a)    1995 (a)     1994 (a)       1993 (a)       1992 (a)       1991 (a)
============================================================================================================================
Net asset value beginning of period       $  19.30       $  25.09     $  14.38       $  15.37      $  14.22        $  19.15
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                 (0.09)         (0.13)       (0.17)         (0.12)        (0.02)              0
Net gain (loss) on investments and
  futures contracts                           4.39          (5.54)       10.88          (0.76)         1.30           (4.61)
Net commissions paid on fund share
  sales--net                                     0              0            0              0             0               0
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations              4.30          (5.67)       10.71          (0.88)         1.28           (4.61)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            0          (0.12)           0              0             0           (0.06)
In excess of net investment income
  (b)                                            0              0            0          (0.11)        (0.13)          (0.26)
Net realized gain on investments                 0              0            0              0             0               0
----------------------------------------------------------------------------------------------------------------------------
Total distributions                              0          (0.12)        0.00          (0.11)        (0.13)          (0.32)
----------------------------------------------------------------------------------------------------------------------------
Net asset value end of period             $  23.60       $  19.30     $  25.09       $  14.38      $  15.37        $  14.22
============================================================================================================================
Total return (c)                             22.28%        (22.70%)      74.48%         (5.74%)        9.07%         (24.37%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               2.30%(d)       2.33%        2.34%          2.83%         2.70%           2.76%
 Net investment income (loss)                (0.82%)(d)     (0.54%)      (0.75%)        (0.86%)       (0.14%)         (0.02%)
Portfolio turnover rate                         26%            75%          73%            58%           53%             68%
Net assets, end of period
  (thousands)                              199,949        171,193      200,489        114,364       131,356         150,200
============================================================================================================================

(a) Calculation based on average shares outstanding.

(b) Effective March 1, 1993 the Fund adopted Statement of Position 93-2:
    Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income--net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of net realized capital gains." For the fiscal years ended February 28, 1993, February 29, 1992, and February 28, 1991, distributions in excess of book basis net income were charged to paid-in capital.

(c) Excluding applicable sales charges.

(d) Annualized

See Notes to Financial Statements.

Keystone Precious Metals Holdings, Inc.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995 (Unaudited)

============================================================
Assets:
Investments at market value (identified
  cost--$160,847,337) (Note 1)                 $199,778,461
Investment in wholly-owned unconsolidated
  foreign subsidiary, at fair value (Note 2)        733,099
------------------------------------------------------------
 Total investments                              200,511,560
------------------------------------------------------------
Receivable for:
 Forward foreign currency exchange contracts        527,806
 Fund shares sold                                   362,438
 Interest and dividends                             532,206
Prepaid expenses                                     24,621
Other assets                                          8,848
------------------------------------------------------------
 Total assets                                   201,967,479
------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                           1,211,710
  Forward foreign currency exchange
   contracts                                        527,806
  Fund shares redeemed                              219,434
 Payable to Investment Adviser (Note 5)               6,632
 Accrued reimbursable expenses (Note 5)               1,760
 Other accrued expenses                              50,974
------------------------------------------------------------
  Total liabilities                               2,018,316
------------------------------------------------------------
Net assets                                     $199,949,163
============================================================
Net assets represented by (Notes 1 and 3):
 Paid-in capital                               $172,644,962
 Undistributed investment income--net               336,311
 Accumulated net realized gain (loss) on
  investments                                   (11,963,235)
 Net unrealized appreciation (depreciation)
  on  investments and foreign currency           38,931,125
------------------------------------------------------------
Total net assets applicable to outstanding
  shares of beneficial interest ($23.60 a
  share on 8,471,868
  shares outstanding)                          $199,949,163
============================================================
See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended August 31, 1995 (Unaudited)
========================================================================
Investment income (Note 1):
 Dividends (net of foreign withholding taxes
  of $123,178)                                               $ 1,307,852
 Interest                                                        168,007
------------------------------------------------------------------------
  Total investment income                                      1,475,859
------------------------------------------------------------------------
Expenses (Notes 3 and 5):
 Management fee                                $   678,605
 Transfer agent fees                               458,218
 Accounting, auditing and legal                     31,068
 Custodian                                          68,658
 Printing                                           13,819
 Directors' fees and expenses                        7,537
 Distribution Plan expenses                        991,688
 Registration fees                                  17,024
 State tax expense                                  11,461
 Miscellaneous expenses                              6,897
------------------------------------------------------------------------
  Total expenses                                               2,284,975
------------------------------------------------------------------------
 Net Investment loss                                            (809,116)
------------------------------------------------------------------------
Equity in earnings of wholly-owned unconsolidated
   foreign subsidiary (Note 2)                                    16,888
------------------------------------------------------------------------
Realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions--net: (Note 4)
 Realized gain on:
  Investments                                    2,378,025
  Foreign currency related transactions          1,742,441
------------------------------------------------------------------------
 Realized gain on investments and foreign
  currency related transactions--net                           4,120,466
 Unrealized appreciation on investments:
  Beginning of year                              3,078,967
  End of year                                   38,931,125
------------------------------------------------------------------------
Net change in unrealized appreciation or
 depreciation on investments:                                 35,852,158
------------------------------------------------------------------------
Net gain (loss) on investments and foreign
 currency related transactions                                39,972,624
------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                                  $39,180,396
========================================================================

Keystone Precious Metals Holdings, Inc.

STATEMENT OF CHANGES IN NET ASSETS
                                            Six Months Ended       Year Ended
                                             August 31, 1995   February 28, 1995
--------------------------------------------------------------------------------
Operations:
 Net investment loss                          $    (809,116)   $  (1,113,674)
 Equity in earnings of wholly-owned
  unconsolidated foreign subsidiary                  16,888           16,070
 Net realized gain on investments and
  foreign currency related transactions           4,120,466       16,264,818
 Net increase (decrease) in unrealized
  appreciation or depreciation                   35,852,158      (63,783,342)
--------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                    39,180,396      (48,616,128)
--------------------------------------------------------------------------------
Distributions to shareholders from
  investment income--net
  (Notes 1 and 6)                                         0       (1,048,057)
--------------------------------------------------------------------------------
Capital shares transactions (Note 3):
 Proceeds from shares sold                      151,039,771      374,710,377
 Payments for shares redeemed                  (161,463,829)    (355,122,400)
 Reinvestment of distributions                            0          779,722
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share transactions    (10,424,058)      20,367,699
--------------------------------------------------------------------------------
  Total increase (decrease) in net assets        28,756,338      (29,296,486)
--------------------------------------------------------------------------------
Net assets:
 Beginning of year                              171,192,825      200,489,311
--------------------------------------------------------------------------------
 End of year [including net undistributed
  investment income as follows: August,
  1995--$336,311 and February,
  1995--$1,129,201] (Note 1)                  $ 199,949,163    $ 171,192,825
--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Precious Metals Holdings, Inc. (the "Fund") is a Delaware corporation for which Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone") is the investment adviser. It is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "Act").

   Effective August 1, 1995, Harbor Capital Management Company, Inc. ("Harbor Capital") (formerly the "Sub-Adviser") became a Consultant to the Fund. Pursuant to the terms of the Consultant Agreement, Harbor Capital provides Keystone with monthly reports discussing the world's gold bullion markets and gold stocks markets, and advice regarding economic factors and trends in the precious metals sector.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations.
Management values the following securities at prices it deems in good faith to be fair: (a) securities for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. ADRs, certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars. Those securities traded in foreign currency amounts are translated into United States dollars at the daily rate of exchange. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

   Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market.

B. The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any

Keystone Precious Metals Holdings, Inc.

futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligation of the contract.

C. Securities transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-date.

D. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

E. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller, under the repurchase agreement, will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

F. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time, the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and forward foreign currency exchange contracts.

G. The Fund distributes net investment income to shareholders, if any, semiannually, and net capital gains, if any, annually. Distributions from net investment income are based on tax basis net income. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post-October losses and utilization of capital loss carryforwards.

(2.) Investment in Foreign Subsidiary

Precious Metals (Bermuda) Ltd., the Fund's wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At August 31, 1995, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

=====================================
Cash and cash equivalents   $741,903
Accrued expenses              (8,804)
-------------------------------------
                            $733,099
=====================================

   During the six months ended August 31, 1995, the foreign subsidiary had no purchases or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income of $20,222, $3,334 and $16,888, respectively. Management fees paid or accrued by the foreign subsidiary to Keystone totaled $4,540 for the six months ended August 31, 1995.

(3.) Capital Share Transactions

One hundred million shares of the Fund with a par value of $1.00 are authorized for issuance. Transactions in shares of the Fund were as follows:

                         Six months ended       Year ended
                         August 31, 1995    February 28, 1995
==============================================================
Shares sold                  6,940,978          15,698,308
Shares redeemed             (7,339,874)        (14,849,643)
Shares issued in
  reinvestment of
  distributions from:
  Investment income--
    net                              0              32,096
--------------------------------------------------------------
Net increase
  (decrease)                  (398,896)            880,761
==============================================================

   The Fund bears some of the cost of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors, Inc. ("KIDC"), (formerly Keystone Distributors, Inc.) the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed above, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed above, KIDC generally pays brokers or others a commission equal to 4.0% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares are redeemed within four calendar years of original issuance, depending upon when those shares were issued, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.0%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any quarter occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to

Keystone Precious Metals Holdings, Inc.

1.00%, of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   The Fund has operated its Distribution Plan in accordance with both the Plan and the NASD Rule since July 8, 1992, except that until July 7, 1993, maximum annual payments with respect to Net Asset Value as represented by shares sold prior to January 1, 1992 remained at the current rate of 0.3125% quarterly (approximately 1.25% annually).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   During the six months ended August 31, 1995, the Fund paid KIDC $991,688. During the period, KIDC retained $821,152 after payments of commissions on new sales and service fees to dealers and others of $816,957. Under a rule of the NASD, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plan is $12,877,014 (6.44% of the Fund's net asset value as of August 31, 1995).

(4.) Securities Transactions

Realized gains and losses are computed on the identified cost basis. Gains and losses on foreign currency related transactions are treated as ordinary income for federal income tax purposes. As of February 28, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $12,350,000 which expires as follows: 2000--$3,812,000 and 2001--$8,538,000.
For the six months ended August 31, 1995, purchases and sales of investment securities were as follows:

                            Cost of        Proceeds
                           Purchases      from Sales
=====================================================
Portfolio securities     $ 50,145,964    $ 53,677,709
Short-term investments    275,536,000     276,636,000
-----------------------------------------------------
                         $325,681,964    $330,313,709
=====================================================

(5.) Investment Management and Transactions with Affiliates

Officers and directors of the Fund who are employees of Keystone or the Consultant receive no compensation directly from the Fund. Several officers of the Fund are also officers, directors and/or stockholders of Keystone and have an interest in the management fee paid by the Fund to Keystone. The management fee paid by the Fund to Keystone is determined by applying percentage rates, which start at 0.75%, and decline, as net assets increase, to 0.50% per annum, to the average daily net assets of the Fund. Such fee is reduced by the amount of any investment advisory fee paid to Keystone by the Fund's subsidiary. Effective August 1, 1995, Harbor Capital became a Consultant to Keystone. For its services as Consultant, Harbor Capital receives from Keystone a fee at the annual rate of 0.10% of the Fund's average daily net assets.

   During the period ended August 31, 1995, the Fund paid or accrued management fees of $678,605 to Keystone, which represented 0.68% of the Fund's average daily net assets on an annualized basis. Keystone paid or accrued a fee of $201,645 to Harbor Capital which acted as sub-adviser for the period from March 1, 1995 through July 31, 1995 and as Consultant for the period from August 1, 1995 through August 31, 1995.

   During the six months ended August 31, 1995, the Fund paid or accrued $10,208 to KIRC and Keystone Investments, Inc., as reimbursement for the cost of certain accounting services provided to the Fund. During the six months ended August 31, 1995, $458,218 was paid or accrued to KIRC for shareholder services.

[begin cover]

                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [diamond]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                               International Fund
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                            Precious Metals Holdings
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo]  KEYSTONE
                 INVESTMENTS
                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

KPMH-SAR-10/95             [recycle logo]
24 M

                                    KEYSTONE
                                    PRECIOUS
                                     METALS
                                   HOLDINGS,
                                      INC.

                                   SEMIANNUAL
                                     REPORT


                                [Keystone logo]

                                AUGUST 31, 1995